UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

14701 Charlson Road

Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 937-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The C.H. Robinson Worldwide, Inc. (the “Company”) 2018 Annual Meeting of Shareholders was held on May 10, 2018 in Eden Prairie, Minnesota (“2018 Annual Meeting”). The number of outstanding shares on the record date for the 2018 Annual Meeting was 140,354,214 shares. At the 2018 Annual Meeting, 127,077,063 shares, or 91 percent of the outstanding shares, were represented in person or by proxy. At the 2018 Annual Meeting, the shareholders of the Company: (1) elected each of the nine director nominees set forth below to serve one-year terms, expiring at the Company’s 2019 Annual Meeting of Shareholders; (2) approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers; (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (4) did not approve a shareholder proposal to report on the feasibility of greenhouse gas disclosure and management. The results of the matters voted upon by the shareholders are as follows:

Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Scott P. Anderson	103,566,554	3,663,484	204,096	19,656,850
Robert Ezrilov	97,232,664	10,005,996	195,874	19,656,850
Wayne M. Fortun	101,814,528	5,423,210	196,796	19,656,850
Timothy C. Gokey	106,007,478	1,222,817	204,239	19,656,850
Mary J. Steele Guilfoile	104,011,272	3,221,857	201,405	19,656,850
Jodee A. Kozlak	104,226,500	3,012,546	195,488	19,656,850
Brian P. Short	98,858,328	8,381,296	194,910	19,656,850
James B. Stake	104,300,945	2,935,725	197,864	19,656,850
John P. Wiehoff	102,123,907	5,116,136	194,491	19,656,850

Approval, on a non-binding basis, of the compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
91,125,724	11,909,367	4,399,443	19,656,850

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2018

For	Against	Abstain
113,923,753	13,015,067	147,863

Shareholder proposal on the feasibility of Greenhouse Gas Disclosure and Management

For	Against	Abstain	Broker Non-Votes
40,396,643	66,403,901	633,990	19,656,850

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2018

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Ben G. Campbell
Ben G. Campbell
Chief Legal Officer and Secretary